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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): JANUARY 2, 1996


                            RESPONSE ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                   TENNESSEE
                (State or other jurisdiction of incorporation)


        0-15416                                          62-1212264
(Commission File Number)                    (I.R.S. Employer Identification No.)


                1775 MORIAH WOODS BLVD., MEMPHIS TENNESSEE 38117
          (Address of principal executive offices, including Zip Code)


                                 (901) 761-7000
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.

On January 17, 1996, the Registrant filed a Current Report on Form 8-K reporting the consummation of the acquisition of a business that is a significant subsidiary. Pursuant to instruction (a)(4) to Item 7 in the Instructions to Form 8-K, on March 17, 1996 the Registrant filed required financial statements and pro forma financial information in respect to the acquisition transaction. The Registrant hereby files this Amendment to the previously filed Form 8-K, as amended, in order to respond to certain comments by the SEC to the original filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RESPONSE ONCOLOGY, INC.

Dated: March 25, 1996              By: /s/ Daryl P. Johnson
                                       -----------------------------------------
                                       Daryl P. Johnson, Chief Financial Officer

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                                 EXHIBIT INDEX


                                                                                               SEQUENTIALLY
EXHIBIT                                                                                          NUMBERED
NUMBER                               DESCRIPTION OF EXHIBIT                                        PAGE
------                               ----------------------                                        ----
10(m)      Stock Purchase Agreement by and among Response Oncology, Inc., Stockholders of
           Oncology Hematology Group of South Florida, P.A. and South Florida Oncology
           Hematology Associates, P.A. dated December 20, 1995*

10(n)      Service Agreement between Response Oncology, Inc. and Oncology Hematology Group
           of South Florida, P.A. dated January 2, 1996**

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 *  Previously filed

** Portions of Exhibit 10(n), which has been previously filed, have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.